UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                        Date of Report: March 31, 1998



                                 PACIFIC BELL

                           A California Corporation

                          Commission File No. 1-1414

                          IRS Employer No. 94-0745535

          140 New Montgomery Street, San Francisco, California 94105

                        Telephone Number (415) 542-9000

Item 5. Other Events

On March 31, 1998, Pacific Bell, a wholly owned subsidiary of Pacific Telesis Group (PTG), effected the distribution of Pacific Bell Directory, Pacific Bell Mobile Services, Pacific Bell Internet Services and PB Comm Switches, Inc. to PTG. Both Pacific Bell and PTG are wholly owned subsidiaries of SBC Communications Inc. (SBC). This distribution has been accounted for by Pacific Bell as a change in reporting entity, and will be reported by restating the financial statements of prior periods in order to show financial information for the new reporting entity for all periods. SBC will continue to provide financial support to Pacific Bell to insure that the distribution will not adversely affect Pacific Bell's creditworthiness.

Following is certain unaudited financial information for Pacific Bell, as restated (dollars in millions):

PACIFIC BELL AND SUBSIDIARIES
-----------------------------------------------------------------------------------------
STATEMENTS OF INCOME
Dollars in millions
(Unaudited)                                          Three Months Ended            YTD
------------------------------------------------------------------------------------------
                                           3/31/97  6/30/97  9/30/97   12/31/97  12/31/97
------------------------------------------------------------------------------------------
Operating Revenues
Local service                              $ 1,027  $ 1,066  $ 1,108   $ 1,131   $ 4,332
Network access                                 645      556      650       654     2,505
Long-distance service                          305      293      299       279     1,176
Other                                          162      178      164       209       713
-----------------------------------------------------------------------------------------
Total operating revenues                     2,139    2,093    2,221     2,273     8,726
-----------------------------------------------------------------------------------------

Operating Expenses
Cost of services and products                  821      815      822       973     3,431
Selling, general and administrative            285    1,500      473       631     2,889
-----------------------------------------------------------------------------------------
EBITDA*                                      1,033     (222)     926       669     2,406
-----------------------------------------------------------------------------------------
Depreciation and amortization                  469      567      441       446     1,923
-----------------------------------------------------------------------------------------
Total operating expenses                     1,575    2,882    1,736     2,050     8,243
-----------------------------------------------------------------------------------------
Operating Income (Loss)                        564     (789)     485       223       483
-----------------------------------------------------------------------------------------
Interest expense                              (102)    (124)    (116)     (118)     (460)
-----------------------------------------------------------------------------------------
Other income (expense) - net                     4      (32)      12        27        11
-----------------------------------------------------------------------------------------
Income (Loss) Before Income Taxes and
Cumulative Effect of Accounting Changes        466     (945)     381       132        34
-----------------------------------------------------------------------------------------
Income Taxes                                   185     (340)     150        39        34
-----------------------------------------------------------------------------------------
Income (Loss) Before Cumulative Effect of
  Accounting Changes                           281     (605)     231        93         -
-----------------------------------------------------------------------------------------
Cumulative Effect of Accounting Changes,
  net of tax                                   345        -        -         -       345
-----------------------------------------------------------------------------------------
Net Income (Loss)                          $   626  $  (605) $   231   $    93   $   345
-----------------------------------------------------------------------------------------

*EBITDA=Earnings Before Interest, Taxes, Depreciation and Amortization

PACIFIC BELL AND SUBSIDIARIES
-----------------------------------------------------------------------------------------
STATEMENTS OF INCOME
Dollars in millions
(Unaudited)                                          Three Months Ended            YTD
-----------------------------------------------------------------------------------------
                                           3/31/96  6/30/96  9/30/96   12/31/96  12/31/96
-----------------------------------------------------------------------------------------
Operating Revenues
Local service                              $   967  $ 1,004  $ 1,016   $ 1,003   $ 3,920
Network access                                 622      631      625       647     2,525
Long-distance service                          312      317      324       321     1,274
Other                                          137      152      158       211       658
-----------------------------------------------------------------------------------------
Total operating revenues                     2,038    2,104    2,123     2,182     8,447
-----------------------------------------------------------------------------------------

Operating Expenses
Cost of services and products                  757      711      779       791     3,038
Selling, general and administrative            357      418      408       479     1,662
-----------------------------------------------------------------------------------------
EBITDA*                                        924      975      936       912     3,747
-----------------------------------------------------------------------------------------
Depreciation and amortization                  445      449      455       455     1,804
-----------------------------------------------------------------------------------------
Total operating expenses                     1,559    1,578    1,642     1,725     6,504
-----------------------------------------------------------------------------------------
Operating Income                               479      526      481       457     1,943
-----------------------------------------------------------------------------------------
Interest expense                               (90)     (97)     (97)      (95)     (379)
-----------------------------------------------------------------------------------------
Other income (expense) - net                     3       (2)       2         1         4
-----------------------------------------------------------------------------------------
Income Before Income Taxes                     392      427      386       363     1,568
-----------------------------------------------------------------------------------------
Income Taxes                                   158      175      156       130       619
-----------------------------------------------------------------------------------------
Net Income                                 $   234  $   252  $   230   $   233   $   949
-----------------------------------------------------------------------------------------

*EBITDA=Earnings Before Interest, Taxes, Depreciation and Amortization.

PACIFIC BELL AND SUBSIDIARIES
--------------------------------------------------------------------------------
BALANCE SHEETS
Dollars in millions
--------------------------------------------------------------------------------
(Unaudited)                                                        December 31,
--------------------------------------------------------------------------------
                                                              1997         1996
Assets
Current Assets
Cash and cash equivalents                                $      43    $      57
Accounts receivable - net of allowances for
 Uncollectibles                                              1,782        1,971
Prepaid expenses                                                53           34
Deferred income taxes                                          415          175
Other current assets                                            44           35
--------------------------------------------------------------------------------
Total current assets                                         2,337        2,272
--------------------------------------------------------------------------------
Property, Plant and Equipment - at cost                     28,695       27,605
 Less: Accumulated depreciation and amortization            17,442       16,602
--------------------------------------------------------------------------------
Property, Plant and Equipment - Net                         11,253       11,003
--------------------------------------------------------------------------------
Other Assets                                                   749          504
--------------------------------------------------------------------------------
Total Assets                                             $  14,339    $  13,779
--------------------------------------------------------------------------------

Liabilities and Shareowner's Equity
Current Liabilities
Debt maturing within one year                            $     546    $     668
Accrued taxes                                                  334           99
Accounts payable and accrued liabilities                     2,719        2,303
--------------------------------------------------------------------------------
Total current liabilities                                    3,599        3,070
--------------------------------------------------------------------------------
Long-Term Debt                                               5,358        5,103
--------------------------------------------------------------------------------

Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes                                          957          541
Postemployment benefit obligation                              881          644
Unamortized investment tax credits                             188          235
Other noncurrent liabilities                                   569        1,100
--------------------------------------------------------------------------------
Total deferred credits and other noncurrent liabilities      2,595        2,520
--------------------------------------------------------------------------------

Shareowner's Equity
Common shares                                                  225          225
Capital in excess of par value                               4,814        5,458
Retained earnings (deficit)                                 (2,252)      (2,597)
--------------------------------------------------------------------------------
Total shareowner's equity                                    2,787        3,086
--------------------------------------------------------------------------------
Total Liabilities and Shareowner's Equity                $  14,339    $  13,779
--------------------------------------------------------------------------------

PACIFIC BELL AND SUBSIDIARIES
--------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF CASH FLOWS
Dollars in millions, increase (decrease) in cash and cash equivalents
(Unaudited)
--------------------------------------------------------------------------------
                                                              1997         1996
--------------------------------------------------------------------------------
Operating Activities
Net income                                               $     345    $     949
Adjustments to reconcile net income to net cash
 Provided by operating activities:
  Depreciation and amortization                              1,923        1,804
  Provision for uncollectible accounts                         184          130
  Amortization of investment tax credits                       (48)         (47)
  Deferred income taxes                                         49          257
  Cumulative effect of accounting change, net of tax          (345)           -
  Changes in operating assets and liabilities:
   Accounts receivable                                           5         (460)
   Other current assets                                        (28)          21
   Accounts payable and accrued liabilities                    651          (76)
  Other - net                                                 (242)        (401)
--------------------------------------------------------------------------------
Total adjustments                                            2,149        1,228
--------------------------------------------------------------------------------
Net Cash Provided by Operating Activities                    2,494        2,177
--------------------------------------------------------------------------------

Investing Activities
Construction and capital expenditures                       (2,045)      (1,911)
Dispositions                                                    65            -
Other                                                          (14)         (22)
--------------------------------------------------------------------------------
Net Cash Used in Investing Activities                       (1,994)      (1,933)
--------------------------------------------------------------------------------

Financing Activities
Net change in short-term borrowings with original
  Maturities of three months or less                          (122)        (280)
Issuance of other short-term borrowings                        610            -
Repayment of other short-term borrowings                      (610)           -
Issuance of long-term debt                                     252          495
Repayment of long-term debt                                      -           (4)
Equity received from parent                                     49          388
Dividends paid                                                (693)        (879)
Other                                                            -           33
--------------------------------------------------------------------------------
Net Cash Used in Financing Activities                         (514)        (247)
--------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents           (14)          (3)
--------------------------------------------------------------------------------
Cash and cash equivalents beginning of year                     57           60
--------------------------------------------------------------------------------
Cash and Cash Equivalents End of Period                  $      43    $      57
--------------------------------------------------------------------------------

Item 7.  Financial Statements and Exhibits

Pacific Bell is filing herewith the following exhibits:

      (c)   Exhibits.


Exhibit
Number      Description

   27-a            Financial Data Schedule, December 31, 1997
   27-b            Financial Data Schedule, September 30, 1997
   27-c            Financial Data Schedule, June 30, 1997
   27-d            Financial Data Schedule, March 31, 1997
   27-e            Financial Data Schedule, December 31, 1996
   27-f            Financial Data Schedule, September 30, 1996
   27-g            Financial Data Schedule, June 30, 1996
   27-h            Financial Data Schedule, March 31, 1996
   27-i            Financial Data Schedule, December 31, 1995

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Pacific Bell



                                    By:  /s/ Robert B. Pickering
                                        Robert B. Pickering
                                        Vice President and
                                        Chief Financial Officer


April 15, 1998